INCOME TAXES - Components of Income Tax Expense (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 25, 2021	Dec. 26, 2020	Dec. 28, 2019
Currently Payable:
Federal	$ 115,077	$ 59,055	$ 35,267
State and local	30,441	16,709	10,071
Foreign	21,095	8,601	5,834
Total current payable	166,613	84,365	51,172
Net Deferred:
Federal	6,242	2,292	6,895
State and local	118	(1,518)	805
Foreign	999	1,962	(602)
Total net deferred	7,359	2,736	7,098
Income Tax Expense (Benefit), Total	$ 173,972	$ 87,101	$ 58,270